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                                                                  EXHIBIT 10-AAn

                              AMENDMENT NUMBER 4 TO
                      TRANSFER AND ADMINISTRATION AGREEMENT



          AMENDMENT NUMBER 4 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of March 6, 2003 among TECH DATA CORPORATION ("Tech Data"), a Florida corporation ("Tech Data"), as collection agent (in such capacity, the "Collection Agent"), TECH DATA FINANCE SPV, INC., a Delaware corporation headquartered in California, as transferor (in such capacity, the "Transferor"), RECEIVABLES CAPITAL CORPORATION ("RCC"), a Delaware corporation, ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation ("Atlantic"), LIBERTY STREET FUNDING CORP., a Delaware corporation, ("Liberty"), AMSTERDAM FUNDING CORPORATION, a Delaware corporation ("AFC"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, ("Falcon"), BLACK FOREST FUNDING CORPORATION, a Delaware corporation, ("Black Forest" and collectively with RCC, Atlantic, Liberty, AFC and Falcon, the "Class Conduits"), CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("Credit Lyonnais"), as a Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the "Atlantic Agent"), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency ("Scotia Bank"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "Liberty Agent"), ABN AMRO BANK N.V., a banking corporation organized and existing under the laws of the Netherlands and acting through its Chicago Branch ("ABN AMRO"), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the "AFC Agent"), BANK ONE, NA (having its main office in Chicago, Illinois), a national banking association ("Bank One"), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the "Falcon Agent"), BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany ("HypoVereinsbank"), as a Black Forest Bank Investor and as agent for Black Forest and the Black Forest Bank Investors (in such capacity, the "Black Forest Agent"), Lloyds TSB Bank plc, as an Atlantic Bank Investor and as an RCC Bank Investor and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America"), as agent for RCC, Atlantic, Liberty, AFC, Falcon, Black Forest, the RCC Bank Investors, the Atlantic Bank Investors, the Black Forest Bank Investors, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the "Administrative Agent"), as an RCC Bank Investor, as agent for RCC and the RCC Bank Investors (in such capacity, the "RCC Agent") and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (the "Original Agreement" and said agreement as amended, the "Agreement").

          WHEREAS, the parties hereto mutually desire to make certain amendments to the Agreement as hereinafter set forth; and

          WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. Amendment to Definitions.

                   (a) Effective as of January 31, 2003, the definition of "Consolidated Net Income" set forth in Exhibit N to the Original Agreement is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

          ""Consolidated Net Income" means the gross revenues of Collection Agent and its Subsidiaries less all operating and non-operating expenses of Collection Agent and its Subsidiaries, plus or minus minority interest of a Person, including taxes on income, and plus any non-cash charges due to impairments in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142, but excluding as income:
(i) gains or losses on the sale, conversion or other disposition of capital assets, (ii) gains or losses on the acquisition, retirement, sale or other disposition of capital stock and other securities

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of Collection Agent or any Subsidiary, (iii) gains or losses on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, (v) any gain or loss arising by reason of any foreign exchange transaction adjustment and (vi) any other gain or loss or credit of an extraordinary nature as determined in accordance with GAAP."

               (b) Effective as of March 13, 2003, the definition of "Official Body" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

          ""Official Body " means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic."

          SECTION 2. Effective as of March 13, 2003, Section 8.2(b) of the Agreement is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

               (b) If any Indemnified Party shall have determined that (a) after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, or (b) any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board or any application of such standard or of any interpretation thereof, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request, directive, interpretation or application (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the Transferor shall pay to the Administrative Agent, for the benefit of such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

          SECTION 3. Conditions Precedent. This Amendment shall not become effective until the Administrative Agent shall have received the following:

               (a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Corporate Officer approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder; and

               (b) A Certificate of the Corporate Officer of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder and (ii) the Resolutions referenced in Section 3(a) are still in full force and effect and that the Board has not taken any action to amend modify or repeal such Resolutions.

          SECTION 4. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

          SECTION 5. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN

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THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR
RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.



                                TECH DATA FINANCE SPV, INC.,
                                  as Transferor

                                By: /s/ Arthur W. Singleton
                                   --------------------------------------
                                   Name:  Arthur W. Singleton
                                   Title: Vice President, CFO, Treasurer,
                                           and Secretary

                                TECH DATA CORPORATION,
                                  as Collection Agent

                                By: /s/ Arthur W. Singleton
                                   --------------------------------------
                                   Name:  Arthur W. Singleton
                                   Title: Corporate Vice President, Treasurer,
                                           and Secretary

                                RECEIVABLES CAPITAL CORPORATION

                                By: /s/ Evelyn Echevarria
                                   --------------------------------------
                                   Name:  Evelyn Echevarria
                                   Title: Vice President

                                ATLANTIC ASSET SECURITIZATION CORP.

                                By: CREDIT LYONNAIS NEW YORK BRANCH,
                                       as attorney-in-fact

                                By: /s/ Anthony Brown
                                   --------------------------------------
                                   Name:  Anthony Brown
                                   Title: Vice President


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                          LIBERTY STREET FUNDING CORP.

                          By: /s/ Andrew L. Stidd
                             --------------------------------------
                             Name:  Andrew L. Stidd
                             Title: President

                          AMSTERDAM FUNDING CORPORATION

                          By: /s/ Bernard J. Angelo
                             --------------------------------------
                             Name: Bernard J. Angelo
                             Title: Vice President

                          FALCON ASSET SECURITIZATION CORPORATION

                          By: /s/ George S. Wilkins III
                             --------------------------------------
                             Name:  George S. Wilkins III
                             Title: Authorized Signatory

                          BLACK FOREST FUNDING CORPORATION

                          By: /s/ Lori Gebron
                             --------------------------------------
                          Name:  Lori Gebron
                          Title: Vice President


                          BANK OF AMERICA, NATIONAL
                          ASSOCIATION, as Administrative Agent, RCC
                                Agent and as an RCC Bank Investor

                          By: /s/ Jeffrey Fricano
                             --------------------------------------
                             Name:  Jeffrey Fricano
                             Title: Vice President

                          CREDIT LYONNAIS NEW YORK BRANCH,
                           as Atlantic Agent and as an Atlantic Bank
                                Investor

                          By: /s/ Anthony Brown
                             --------------------------------------
                             Name:  Anthony Brown
                             Title: Vice President

                          THE BANK OF NOVA SCOTIA, as Liberty
                            Agent and as a Liberty Bank Investor

                          By: /s/ Norman Last
                             --------------------------------------
                             Name:  Norman Last
                             Title: Managing Director

                          ABN AMRO BANK N.V., as AFC Agent
                            and as an AFC Bank Investor

                          By: /s/ Bernard Koh
                             --------------------------------------
                             Name:  Bernard Koh
                             Title: Group Vice President

                          By: /s/ Therese Gremley
                             --------------------------------------
                             Name:  Therese Gremley
                             Title: Vice President

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                          BANK ONE, NA (having its main office
                            in Chicago Illinois), as Falcon Agent
                            and as a Falcon Bank Investor

                          By: /s/ George S. Wilkins III
                             --------------------------------------
                             Name:  George S. Wilkins III
                             Title: Director, Capital Markets

                          BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH,
                            as Black Forest Agent and Black Forest Bank Investor

                          By: /s/ Pamela J. Gillons
                             --------------------------------------
                             Name:  Pamela J. Gillons
                             Title: Associate Director

                          By: /s/ Mark Hirshorn
                             --------------------------------------
                             Name:  Mark Hirshorn
                             Title: Managing Director

                          LLOYDS TSB BANK PLC,
                            as an Atlantic Bank Investor

                          By: /s/ Michelle White
                             --------------------------------------
                             Name:  Michelle White
                             Title: Assistant Vice President
                                     Structured Finance, W154

                          By: /s/ John Harchuck
                            ---------------------------------------
                             Name:  John Harchuck
                             Title: Assistant Vice President
                                     Structured Finance, H020


                          LLOYDS TSB BANK PLC,
                            as an RCC Bank Investor

                          By: /s/ Michelle White
                             --------------------------------------
                             Name: Michelle White
                             Title: Assistant Vice President
                                     Structured Finance, W154

                          By: /s/ John Harchuck
                             --------------------------------------
                             Name:  John Harchuck
                             Title: Assistant Vice President
                                     Structured Finance, H020